                        SEMIANNUAL REPORT / JUNE 30 2001

                             AIM JAPAN GROWTH FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                THE WAVE, FROM "ONE HUNDRED FAMOUS VIEWS OF EDO"

                           BY ANDO TOKITARO HIROSHIGE

            ONE OF THE LAST GREAT PRINTMAKERS OF THE UKIYO E SCHOOL,

            HIROSHIGE WAS 19TH-CENTURY JAPAN'S MOST POPULAR ARTIST.

          BEFORE HIROSHIGE, JAPANESE LANDSCAPES WERE PAINTED IN A FOR-

           MAL, ACADEMIC MANNER. HIROSHIGE INTRODUCED A MORE NATURAL,

           LYRICAL APPROACH THAT HAD ENORMOUS POPULAR APPEAL. DURING

          HIS LIFETIME, HIROSHIGE PRODUCED MORE THAN 5,000 PRINTS. THE

           WAVE BELONGS TO A SERIES DEPICTING WELL-KNOWN VIEWS AROUND

                                EDO (NOW TOKYO).

                     -------------------------------------

AIM Japan Growth Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in equity securities of companies located in Japan.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Japan Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Had the advisor not waived fees during the reporting period, returns would have been lower.
o The fund's average annual total returns as of the close of the reporting period (including sales charges) are as follows. Class A shares, one year, -44.31%; five years, -5.87%; ten years, -2.86%; inception (7/19/85), 8.24%.
    Class B shares, one year, -44.15%; five years, -5.72%; inception (4/1/93), -0.37%. Class C shares, one year, -41.95%; inception (5/3/99), -11.57%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in small and mid-sized companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM JAPAN GROWTH FUND

                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                         During the long bull market for equities, which ran
from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bearmarket--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                              AIM JAPAN GROWTH FUND

JAPANESE MARKETS CHALLENGED BY SLOWING ECONOMY

HOW DID AIM JAPAN GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
Last year's difficult and often volatile global market environment spilled over into 2001. And Japanese markets were certainly not immune. Other factors, such as Japan's stagnant economy and struggling banking system, also weighed on Japanese markets but the election of a new prime minister offered hope. In this environment, AIM Japan Growth Fund returned -11.94% for Class A shares and -12.28 for Class B and C shares for the six-month period ended June 30, 2001. These returns are at net asset value, excluding sales charges.

DESCRIBE THE MARKET ENVIRONMENT IN JAPAN DURING THE REPORTING PERIOD.
Hard hit by lower profit forecasts and fears of a slowing global economy, Japanese equity markets were anemic at the start of the year and declined still further by the end of the second quarter. That's not to say Japanese stocks were weak the entire period. In fact, there was a rally in April-spurred on by a short-lived Nasdaq upswing, the return of foreign investors and the election of a new prime minister--that continued mid-way through May. By the end of May, however, Japanese stocks began leveling off as Japan's lingering economic problems dampened the investment environment.

WHAT WERE ECONOMIC CONDITIONS LIKE?
Japan continues to face one of the longest bouts of deflation in the industrial world. (In a deflationary economy, the world seemingly turns upside down. Prices of assets and goods fall but the burden of servicing debt--real interest rates--actually rises.) A mix of factors has driven Japan's deflationary trend including a decade-long bear market for both stocks and real estate and much of its industrial production being transferred abroad to both developed and emerging-market countries. With deflation comes declining prices and falling sales which spell greater difficulty repaying loans. That's a problem in a country where both the government and the private sector are heavily in debt.
    Manipulating interest rates is the main way a central bank guides prices. The Bank of Japan has pushed rates to near zero but because prices are falling, real rates feel high. Indeed, in March, the Bank of Japan cut its target for the overnight call rate--which banks charge for overnight loans to each other--to 0.15% from 0.25%. But Japan's interest rates have been at or near rock bottom for several years now so few believe this latest easing will truly stimulate the country's debt-ridden economy.

                     -------------------------------------

                       ON APRIL 1, NEW ACCOUNTING CHANGES

                        TOOK HOLD THAT COULD HELP NUDGE

                      JAPANESE CORPORATIONS INTO TREATING

                     COMPANIES MORE LIKE ENTITIES THAT CAN

                              BE BOUGHT AND SOLD.

                     -------------------------------------

WHAT OTHER FACTORS AFFECTED THE MARKET?
Over the last decade, Japan has averaged annual growth of only 1%. And while many predicted that Japan's first quarter GDP would be flat, it actually fell 0.2% in real terms compared with the previous quarter. More telling, perhaps, is that industrial production has plunged and unemployment has risen. And the U.S. economic slowdown is also taking its toll on Japan.
    Japan's currency, the yen, has also weakened against the dollar this year. A weaker yen, however, could help export-dependent Japan end its slump. However, many of Japan's Asian competitors have also witnessed a drop in the value of their currencies this year.

ANY PROSPECTS FOR A TURN AROUND?
One of the biggest problems facing Japan has been its bad bank loans. Banks continue to loan money to companies that simply can't service their debts. But, Japan's new prime minister, Junichiro Koizumi vows to change that. He wants to shift from the demand-side stimulus pursued so far to structural reform. And his main targets include: cleaning up the banks, reducing the government's huge deficit and deregulating the economy.
    Also, on April 1, new accounting changes took hold that could help nudge corporations into treating companies more like entities that can be bought and sold--helping Japanese companies grow. Indeed, mergers and acquisitions (M&A) in Japan is the lowest in the developed world. To get things started, the new rules make it beneficial to begin selling corporate assets now and damaging to wait.
    The key changes are consolidated reporting and mark-to-market accounting. Consolidated accounting means companies now have to include the earnings of their subsidiaries on their own balance sheets so that losses at an affiliate will hurt the group. The mark-to-market accounting rule means assets must be valued at their current market price rather than the purchase price, which bankers say will let acquirers gauge the true value of purchases.

          See important fund and index disclosures inside front cover.

                              AIM JAPAN GROWTH FUND

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

============================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------
  1. Toyota Motor Corp.                 5.8%       1. Automobile Manufacturers             8.9%

  2. Honda Motor Co., Ltd.              3.2        2. Consumer Electronics                 7.8

  3. Marui Co., Ltd.                    3.1        3. Diversified Financial Services       5.8

  4. Kao Corp.                          3.0        4. Electronic Equipment & Instruments   5.7

  5. Nomura Securities Co., Ltd.        3.0        5. Consumer Finance                     4.1

  6. Secom Co., Ltd.                    2.9        6. Diversified Commercial Services      3.7

  7. Canon, Inc.                        2.9        7. Department Stores                    3.1

  8. Nikko Securities Co., Ltd.         2.9        8. Household Products                   3.0

  9. Orix Corp.                         2.8        9. Office Electronics                   2.9

 10. Sony Corp.                         2.7       10. Computer Hardware                    2.6

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

============================================================================================================

HOW DID YOU MANAGE THE FUND?
With Japan's rather sluggish economic environment, we continue to favor Japan's best-managed companies--firms that focus on high profit margins and improving returns on equity. During the reporting period, we increased our exposure to companies with significant foreign sales. We feel these companies benefit from stronger growth overseas, while the weak currency boosts yen profits. In short, the companies we own are the ones we hope will lead the future growth of the Japanese economy.

COULD YOU DISCUSS SOME OF YOUR TOP HOLDINGS?
Toyota Motor Corp. is Japan's largest and the world's fourth-largest carmaker. Some of its more popular models include the: Camry, Celica, Corolla, 4Runner, Echo, Land Cruiser, Sienna, the Lexus luxury line of cars and SUVs, and the V-8 Tundra pick-up. It also manufactures industrial vehicles.
    Nomura Securities Co., Ltd. is one of Japan's top brokerage firms. Its main business is providing individual and corporate trading services in its home market but the firm has also boosted revenues through mergers and acquisitions. The firm has operations in 30 countries around the world.

ANY FINAL THOUGHTS?
While Japan is known to be painstakingly slow to act, it has made an effort to get the country back on track. And the surprise election of Koizumi as prime minister just might indicate that the Japanese are ready, not only for new leadership, but also change. Most economists, however, believe a further economic slowdown is inevitable, so Koizumi may face increased pressure to scale back his plans for fiscal retrenchment and structural reform.
    The recovery of the Japanese economy as a whole, however, remains uncertain. Still, we believe that the best strategy in Japan is to find individual stocks and sectors that perform well regardless of the country's economic situation.

--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and log into your account.
Click on the "View Other Account Options" drop-down menu and select
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    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM JAPAN GROWTH FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                              AIM JAPAN GROWTH FUND

WORLDLY TERMS FOR INVESTING OVERSEAS

Opportunities to invest overseas through mutual funds continue to grow as foreign markets expand and the mutual fund industry broadens its product line.
    Here are some definitions you may find helpful in understanding your global investments.

INTERNATIONAL AND GLOBAL FUNDS.
International funds invest substantially all their assets outside the United States. Global funds invest here and overseas. This may enhance opportunities for an investment's growth since a slump in one nation's market may be offset by another's good performance. However, by placing all its assets overseas, an international fund exposes your entire investment in it to currency risk. A global fund may provide some shelter from currency risk because some of its investments will be in U.S. stocks or bonds. The risk/reward profile of a global fund may resemble that of an international fund. In addition to currency risk, international and global funds pose other risks not associated with domestic investing, including differences in accounting and in custody arrangements for a fund's foreign holdings, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

EMERGING OR DEVELOPING MARKETS.
These are markets in countries moving from agriculture-based to industrialized economies, or from socialized systems to free markets. Brazil and Poland are examples. Relatively few securities trade in such new markets--imagine a market with as many companies as Wyoming rather than as many as the United States. The total market capitalization of Taiwan, for instance, is smaller than that of some large American corporations.
    Small size makes these markets vulnerable to the movement of large amounts of money, as the global crises of 1997-98 demonstrated. They are also very dependent on the health of more developed countries, whose prosperity often creates the demand for the goods and services developing markets have to offer. Because of these characteristics, a mutual fund that invests in developing nations is a riskier investment than a fund that invests only in developed markets.

ADRS (AMERICAN DEPOSITARY RECEIPTS). ADRs are tools to simplify overseas investing, often used by mutual fund managers.
    Instead of buying shares of foreign companies directly in foreign markets, which may have different trade-settlement and other practices, a fund manager can buy ADRs. An ADR is a receipt, created by a U.S. bank, representing ownership of shares of a foreign company. The underlying shares are held by a custodian in the issuing company's home country. ADRs are denominated in dollars and registered with the SEC. They trade on exchanges and over the counter, as U.S. shares do. An ADR entitles the owner to dividends and capital gains produced by the underlying shares.
    An ADR will be identified by those initials in the Schedule of Investments in your fund's financial pages.

GDRS (GLOBAL DEPOSITARY RECEIPTS). Similar to ADRs, GDRs can be issued by European, Asian, U.S. or Latin American corporations, and are often issued by companies in emerging markets. They can be traded on stock exchanges around the world, thus allowing a company to raise capital in many markets, not just its home market. As with an ADR, a GDR in your fund's portfolio will be identified by those initials in the Schedule of Investments.

CURRENCY RISK. For an American investor, the risk that changes in the value of the dollar compared to other currencies will hurt an investment. For example, if your mutual fund is earning interest in British pounds, a weak dollar is good for you. If you were to sell your shares, you would have to convert the pounds into dollars. If the dollar had declined, the pounds you've earned would buy more dollars. If the dollar had risen, your pounds would buy fewer dollars.

HEDGE. A hedge is an investment designed to offset the risk of another investment, often used to manage currency risk. One simple currency hedge is a forward foreign currency contract. Let's say you have an investment denominated in British pounds that you would like to protect from changes in the relative value of pounds and dollars. You could sign a contract with another party to exchange pounds and dollars on a specified later date at the exchange rate prevailing when the contract is signed. This eliminates the risk of loss (and the possibility of gain) caused solely by changes in the relative value of the two currencies. Such a forward foreign currency contract would be listed in the financial notes in your fund's annual and semiannual reports.

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                             MARKET
                                                SHARES        VALUE
FOREIGN STOCKS (JAPAN)-77.84%

AIR FREIGHT & COURIERS-1.44%

Yamato Tranaport Co., Ltd.                        65,000   $ 1,362,853
======================================================================

APPLICATION SOFTWARE-1.14%

Nippon System Development Co., Ltd.               17,800     1,081,815
======================================================================

AUTOMOBILE MANUFACTURERS-8.94%

Honda Motor Co., Ltd.                             68,000     2,987,813
----------------------------------------------------------------------
Toyota Motor Corp.                               155,500     5,473,420
======================================================================
                                                             8,461,233
======================================================================

BUILDING PRODUCTS-0.15%

Corona Corp.                                       6,100       146,729
======================================================================

COMPUTER HARDWARE-2.63%

Fujitsu Ltd.                                      89,000       934,814
----------------------------------------------------------------------
NEC Corp.                                         53,000       716,044
----------------------------------------------------------------------
Toshiba Corp.                                    158,000       834,846
======================================================================
                                                             2,485,704
======================================================================

CONSUMER ELECTRONICS-7.75%

Matsushita Electric Industrial Co., Ltd.          80,000     1,252,085
----------------------------------------------------------------------
Nintendo Co. Ltd.                                  8,200     1,492,463
----------------------------------------------------------------------
Sanyo Electric Co., Ltd.                         325,000     2,053,399
----------------------------------------------------------------------
Sony Corp.                                        38,700     2,544,420
======================================================================
                                                             7,342,367
======================================================================

CONSUMER FINANCE-4.14%

Aiful Corp.                                       14,350     1,294,400
----------------------------------------------------------------------
Orix Corp.                                        27,000     2,625,962
======================================================================
                                                             3,920,362
======================================================================

DEPARTMENT STORES-3.06%

Marui Co., Ltd.                                  201,000     2,900,898
======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.68%

Park24 Co., Ltd.                                   3,000       214,801
----------------------------------------------------------------------
Relo Holdings, Inc.                               10,000       538,807
----------------------------------------------------------------------
Secom Co., Ltd.                                   49,000     2,734,445
======================================================================
                                                             3,488,053
======================================================================

DIVERSIFIED FINANCIAL SERVICES-5.81%

Nikko Securities Co., Ltd.                       337,000     2,699,351
----------------------------------------------------------------------
Nomura Securities Co., Ltd.                      146,000     2,797,787
======================================================================
                                                             5,497,138
======================================================================

DIVERSIFIED METALS & MINING-0.45%

Mitsui Mining & Smelting Co., Ltd.                96,000       424,118
======================================================================

                                                             MARKET
                                                SHARES        VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-1.08%

Enserve Corp.                                      5,000   $   214,480
----------------------------------------------------------------------
Nitto Denko Corp.                                 28,000       808,211
======================================================================
                                                             1,022,691
======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-5.73%

Hoya Corp.                                        26,000     1,646,889
----------------------------------------------------------------------
Kyocera Corp.                                     13,900     1,225,946
----------------------------------------------------------------------
Murata Manufacturing Co., Ltd.                    18,300     1,216,381
----------------------------------------------------------------------
Omron Corp.                                       40,000       723,220
----------------------------------------------------------------------
Taiyo Yuden Co., Ltd.                             23,000       612,251
======================================================================
                                                             5,424,687
======================================================================

GAS UTILITIES-1.44%

Tokyo Gas Co., Ltd.                              449,000     1,364,424
======================================================================

GENERAL MERCHANDISE STORES-2.34%

Ito-Yokado Co., Ltd.                              48,000     2,212,957
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.90%

Hogy Mefdical Co., Ltd.                           16,800       855,356
======================================================================

HOUSEHOLD PRODUCTS-3.02%

Kao Corp.                                        115,000     2,858,403
======================================================================

INDUSTRIAL MACHINERY-1.33%

Fanuc Ltd.                                        11,700       582,561
----------------------------------------------------------------------
THK Co., Ltd.                                     35,800       673,116
======================================================================
                                                             1,255,677
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.45%

Nippon Telegraph & Telephone Corp.                   446     2,324,407
======================================================================

IT CONSULTING & SERVICES-0.99%

Net One Systems Co., Ltd.(a)                          24       534,958
----------------------------------------------------------------------
NextCom K.K(a)                                         9       406,992
======================================================================
                                                               941,950
======================================================================

OFFICE ELECTRONICS-2.86%

Canon, Inc.                                       67,000     2,707,505
======================================================================

PACKAGED FOODS-1.08%

Ariake Japan Co., Ltd.                            18,800     1,026,523
======================================================================

PERSONAL PRODUCTS-0.51%

Shiseido Co., Ltd.                                51,000       478,432
======================================================================

PHARMACEUTICALS-2.17%

Hisamitsu Pharmaceutical Co., Inc.                41,000       656,815
----------------------------------------------------------------------
Takeda Chemical Industries, Ltd.                  30,000     1,395,125
======================================================================
                                                             2,051,940
======================================================================

                                                             MARKET
                                                SHARES        VALUE

PHOTOGRAPHIC PRODUCTS-1.82%

Fuji Photo Film Co., Ltd.                         40,000   $ 1,725,465
======================================================================

RAILROADS-1.76%

East Japan Railway Co.(a)                            289     1,668,377
======================================================================

SEMICONDUCTOR EQUIPMENT-0.87%

Tokyo Electron Ltd.                               13,600       823,284
======================================================================

SEMICONDUCTORS-1.66%

Rohm Co. Ltd.                                     10,100     1,569,420
======================================================================

SOFT DRINKS-0.65%

Ito En, Ltd.                                       9,700       612,861
======================================================================

SPECIALTY CHEMICALS-1.36%

Shin-Etsu Chemical Co., Ltd.                      35,000     1,285,279
======================================================================

SPECIALTY STORES-1.42%

Paris Miki, Inc.                                  17,120       510,635
----------------------------------------------------------------------
Tsutsumi Jewelry Co., Ltd.                        38,000       831,783
======================================================================
                                                             1,342,418
======================================================================

                                                             MARKET
                                                SHARES        VALUE

SYSTEMS SOFTWARE-0.62%

Fuji Soft ABC Inc.                                10,000   $   587,716
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.59%

NTT DoCoMo, Inc.                                     141     2,453,255
======================================================================
    Total Foreign Stocks (JAPAN) (Cost
      $71,737,131)                                          73,704,297
======================================================================

MONEY MARKET FUNDS-17.40%

STIC Liquid Assets Portfolio(b)                8,237,477     8,237,477
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        8,237,477     8,237,477
======================================================================
    Total Money Market Funds (Cost
      $16,474,954)                                          16,474,954
======================================================================
TOTAL INVESTMENTS-95.24% (Cost $88,212,085)                 90,179,251
======================================================================
OTHER ASSETS LESS LIABILITIES-4.76%                          4,506,036
======================================================================
NET ASSETS-100.00%                                         $94,685,287
______________________________________________________________________
======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost $88,212,085)  $90,179,251
------------------------------------------------------------
Foreign currencies, at value (cost $57,295)           57,209
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 5,121,969
------------------------------------------------------------
  Dividends                                          172,123
------------------------------------------------------------
Other assets                                          21,707
============================================================
    Total assets                                  95,552,259
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             557,031
------------------------------------------------------------
Accrued advisory fees                                 67,570
------------------------------------------------------------
Accrued administrative services fees                  12,466
------------------------------------------------------------
Accrued distribution fees                             99,518
------------------------------------------------------------
Accrued transfer agent fees                           49,523
------------------------------------------------------------
Accrued operating expenses                            80,864
============================================================
    Total liabilities                                866,972
============================================================
Net assets applicable to shares outstanding      $94,685,287
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $59,979,413
____________________________________________________________
============================================================
Class B                                          $30,308,668
____________________________________________________________
============================================================
Class C                                          $ 4,397,206
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            7,670,793
____________________________________________________________
============================================================
Class B                                            4,078,272
____________________________________________________________
============================================================
Class C                                              591,472
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      7.82
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.82 divided by
      94.50%)                                    $      8.28
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      7.43
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      7.43
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $47,867)                                      $    273,880
------------------------------------------------------------
Dividends from affiliated money market funds         179,433
============================================================
    Total investment income                          453,313
============================================================

EXPENSES:

Advisory fees                                        478,126
------------------------------------------------------------
Administrative services fees                          24,795
------------------------------------------------------------
Custodian fees                                        50,385
------------------------------------------------------------
Distribution fees -- Class A                         103,557
------------------------------------------------------------
Distribution fees -- Class B                         169,809
------------------------------------------------------------
Distribution fees -- Class C                          23,265
------------------------------------------------------------
Interest                                               5,547
------------------------------------------------------------
Transfer agent fees                                  208,316
------------------------------------------------------------
Trustees' fees                                         5,547
------------------------------------------------------------
Other                                                 90,201
============================================================
    Total expenses                                 1,159,548
============================================================
Less: Fees waived                                    (51,425)
------------------------------------------------------------
    Expenses paid indirectly                            (994)
============================================================
    Net expenses                                   1,107,129
============================================================
Net investment income (loss)                        (653,816)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (17,045,885)
------------------------------------------------------------
  Foreign currencies                                (678,188)
------------------------------------------------------------
  Foreign currency contracts                       4,746,540
============================================================
                                                 (12,977,533)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            4,513,636
------------------------------------------------------------
  Foreign currencies                                 (13,357)
------------------------------------------------------------
  Foreign currency contracts                        (826,418)
============================================================
                                                   3,673,861
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts:                                      (9,303,672)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $ (9,957,488)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2001            2000
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $   (653,816)   $  (2,970,577)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts          (12,977,533)      15,904,999
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                           3,673,861     (154,307,169)
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (9,957,488)    (141,372,747)
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --       (4,572,797)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (2,809,470)
-------------------------------------------------------------------------------------------
  Class C                                                               --         (457,787)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        4,573,473      (21,137,204)
-------------------------------------------------------------------------------------------
  Class B                                                       (4,306,579)     (18,539,562)
-------------------------------------------------------------------------------------------
  Class C                                                         (526,100)      (1,021,999)
-------------------------------------------------------------------------------------------
  Advisor Class*                                                        --       (9,719,700)
===========================================================================================
    Net increase (decrease) in net assets                      (10,216,694)    (199,631,266)
===========================================================================================

NET ASSETS:

  Beginning of year                                            104,901,981      304,533,247
===========================================================================================
  End of year                                                 $ 94,685,287    $ 104,901,981
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $118,877,999    $ 119,137,205
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,481,451)        (827,635)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (24,675,908)     (11,698,375)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    1,964,647       (1,709,214)
===========================================================================================
                                                              $ 94,685,287    $ 104,901,981
___________________________________________________________________________________________
===========================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Japan Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $8,987,413 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management (Japan) Limited ("IAML") is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. Under the terms of a master sub-advisory agreement between AIM and IAML, AIM pays IAML 40% of the amount paid by the Fund to AIM. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.65% and 2.65% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2001, AIM waived fees of $51,425.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $24,795 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $126,576 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $103,557, $169,809 and $23,265, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $11,226 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $30,014 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $892 and reductions in custodian fees of $102 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $994.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $67,885,454 and $85,087,872, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of investment securities    $ 7,186,147
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (6,291,638)
=========================================================================
Net unrealized appreciation of investment securities          $   894,509
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $89,284,742.


NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                     JUNE 30, 2001                 DECEMBER 31, 2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      23,175,735    $ 193,805,582     28,099,376    $ 374,926,995
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         668,832        5,388,091      2,623,447       40,508,157
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         687,141        5,497,268      1,440,250       20,037,673
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        153,964        2,847,769
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --        403,242        3,979,998
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        258,645        2,433,851
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --         38,533          362,593
==========================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                              --               --        421,633        8,116,431
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                        --               --       (414,104)      (8,116,431)
==========================================================================================================================
Reacquired:
  Class A                                                     (22,290,917)    (189,232,109)   (30,003,101)    (408,160,628)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,212,287)      (9,694,670)    (4,271,341)     (61,481,570)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (744,171)      (6,023,368)    (1,589,418)     (21,422,265)
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --       (226,080)      (4,451,038)
==========================================================================================================================
                                                                  284,333    $    (259,206)    (3,064,954)   $ (50,418,465)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Advisor Class share activity for the period January 1, 2000 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 7-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                             JUNE 30,        ----------------------------------------------------
                                                             2001(a)         2000(a)    1999(a)     1998(a)    1997(a)    1996(a)
                                                         ----------------    -------    --------    -------    -------    -------
Net asset value, beginning of period                         $  8.88         $ 20.54    $   8.90    $  8.96    $  9.76    $ 11.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.05)          (0.18)      (0.14)     (0.02)     (0.08)     (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.01)         (10.79)      11.78      (0.03)     (0.70)     (0.77)
=================================================================================================================================
    Total from investment operations                           (1.06)         (10.97)      11.64      (0.05)     (0.78)     (0.81)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --           (0.69)         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --              --          --      (0.01)     (0.02)     (0.43)
=================================================================================================================================
    Total distributions                                           --           (0.69)         --      (0.01)     (0.02)     (0.43)
=================================================================================================================================
Net asset value, end of period                               $  7.82         $  8.88    $  20.54    $  8.90    $  8.96    $  9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               (11.94)%        (53.73)%    130.79%     (0.54)%    (7.99)%    (7.43)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $59,979         $60,289    $161,527    $37,608    $44,583    $63,585
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers(c)                                           2.01%(d)        1.79%       1.87%      1.96%      1.99%      1.84%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.12%(d)        1.79%       1.87%      2.33%      2.06%      1.94%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (1.08)%(d)      (1.23)%     (1.03)%    (0.19)%    (0.61)%    (0.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           76%             62%         43%        67%        58%        31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Prior to the period ended December 31, 1999, ratio includes expense reductions.
(d)  Ratios are annualized and based on average daily net assets of $59,666,042.

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                             JUNE 30,        ----------------------------------------------------
                                                             2001(a)         2000(a)    1999(a)     1998(a)    1997(a)    1996(a)
                                                         ----------------    -------    --------    -------    -------    -------
Net asset value, beginning of period                         $  8.46         $ 19.62    $   8.55    $  8.67    $  9.49    $ 10.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)          (0.26)      (0.21)     (0.07)     (0.14)     (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.96)         (10.28)      11.28      (0.04)     (0.66)     (0.75)
=================================================================================================================================
    Total from investment operations                           (1.03)         (10.54)      11.07      (0.11)     (0.80)     (0.86)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --           (0.62)         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --              --          --      (0.01)     (0.02)     (0.43)
=================================================================================================================================
    Total distributions                                           --           (0.62)         --      (0.01)     (0.02)     (0.43)
=================================================================================================================================
Net asset value, end of period                               $  7.43         $  8.46    $  19.62    $  8.55    $  8.67    $  9.49
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               (12.18)%        (54.02)%    129.47%     (1.25)%    (8.42)%    (8.05)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $30,309         $39,121    $117,953    $22,815    $24,250    $32,116
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers(c)                                           2.66%(d)        2.44%       2.52%      2.61%      2.64%      2.49%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.77%(d)        2.44%       2.52%      2.98%      2.71%      2.59%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (1.73)%(d)      (1.88)%     (1.68)%    (0.84)%    (1.26)%    (1.05)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           76%             62%         43%        67%        58%        31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Prior to the period ended December 31, 1999, ratio includes expense reductions.
(d)  Ratios are annualized and based on average daily net assets of $34,243,150.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                   MAY 3, 1999
                                                                                                   (DATE SALES
                                                              SIX MONTHS ENDED     YEAR ENDED     COMMENCED) TO
                                                                  JUNE 30,        DECEMBER 31,    DECEMBER 31,
                                                                  2001(a)           2000(a)          1999(a)
                                                              ----------------    ------------    -------------
Net asset value, beginning of period                              $  8.47           $ 19.62          $ 10.33
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.07)            (0.26)           (0.17)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.97)           (10.27)            9.46
===============================================================================================================
    Total from investment operations                                (1.04)           (10.53)            9.29
===============================================================================================================
Less dividends from net investment income                              --             (0.62)              --
===============================================================================================================
Net asset value, end of period                                    $  7.43           $  8.47          $ 19.62
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                    (12.28)%          (53.97)%          89.93%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $ 4,397           $ 5,491          $14,891
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.66%(c)          2.44%            2.52%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.77%(c)          2.44%            2.52%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets         (1.73)%(c)        (1.88)%          (1.68)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                                76%               62%              43%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $4,691,548.
(d)  Annualized.

NOTE 8-SUBSEQUENT EVENT

The Board of Trustees unanimously approved on June 12, 2001, an Agreement and Plan of Reorganization ("Plan") pursuant to which the Fund would transfer substantially all of its assets to AIM International Equity Fund, a series of AIM International Funds, Inc. As a result of the transaction, shareholders of the Fund would receive shares of AIM International Equity Fund in exchange for their shares of the Fund, and the Fund would cease operations.
  The Plan requires approval of the Fund's shareholders and will be submitted to the shareholders for their consideration at a meeting held on August 17, 2001. If the Plan is approved by the shareholders of the Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.



BOARD OF TRUSTEES                                 OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                       11 Greenway Plaza
Chairman, President and Chief                     Chairman and President                 Suite 100
Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                       Dana R. Sutton
                                                  Vice President and Treasurer           INVESTMENT MANAGER
Frank S. Bayley
Partner, law firm of                              Melville B. Cox                        A I M Advisors, Inc.
Baker & McKenzie                                  Vice President                         11 Greenway Plaza
                                                                                         Suite 100
Bruce L. Crockett*                                Gary T. Crum                           Houston, TX 77046
Director                                          Vice President
ACE Limited;                                                                             INVESCO ASSET MANAGEMENT (JAPAN) LIMITED
Formerly Director, President, and                 Carol F. Relihan
Chief Executive Officer                           Vice President and Secretary           Imperial Tower
COMSAT Corporation                                                                       1-1-1 Uchisaiwai-cho
                                                  Mary J. Benson                         Chiyoda-Ku, Tokyo 100-0011
Owen Daly II*                                     Assistant Vice President and
Formerly Director                                 Assistant Treasurer                    TRANSFER AGENT
Cortland Trust, Inc.
                                                  Sheri Morris                           A I M Fund Services, Inc.
Albert R. Dowden*                                 Assistant Vice President and           P.O. Box 4739
Chairman, Cortland Trust, Inc. and                Assistant Treasurer                    Houston, TX 77210-4739
DHJ Media, Inc.; and Director,
Magellan Insurance Company                                                               CUSTODIAN

Edward K. Dunn, Jr.*                                                                     State Street Bank and Trust Company
Formerly, Chairman, Mercantile                                                           225 Franklin Street
Mortgage Corp.;                                                                          Boston, MA 02110
Vice Chairman, President and
Chief Operating Officer                                                                  COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares                                                         Ballard Spahr
                                                                                         Andrews & Ingersoll, LLP
Jack M. Fields*                                                                          1735 Market Street
Chief Executive Officer,                                                                 Philadelphia, PA 19103
Twenty First Century Group, Inc.;
Formerly Member of the U.S. House of                                                     COUNSEL TO THE TRUSTEES
Representatives
                                                                                         Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling*                                                                         919 Third Avenue
Partner                                                                                  New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                         DISTRIBUTOR
Prema Mathai-Davis*
Member, Visiting Committee,                                                              A I M Distributors, Inc.
Harvard University Graduate                                                              11 Greenway Plaza
School of Education, New School University.                                              Suite 100
Formerly Chief Executive Officer,                                                        Houston, TX 77046
YWCA of the U.S.A.

Lewis F. Pennock*
Partner, Pennock & Cooper (law firm)

Ruth H. Quigley
Private Investor

Louis S. Sklar*
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership


* Elected as of August 17, 2001.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS


     DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUND          A I M Management Group Inc. has provided
                                                                             leadership in the mutual fund industry since
       MORE AGGRESSIVE                  MORE AGGRESSIVE                      1976 and managed approximately $171 billion
                                                                             in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)        AIM Latin American Growth(7)           including individual investors, corporate
AIM Mid Cap Opportunities(1)          AIM Developing Markets                 clients and financial institutions, as of
AIM Large Cap Opportunities(2)        AIM European Small Company             June 30, 2001.
AIM Emerging Growth                   AIM Asian Growth                           The AIM Family of Funds--Registered
AIM Small Cap Growth                  AIM Japan Growth(8)                    Trademark-- is distributed nationwide, and
AIM Aggressive Growth                 AIM International Emerging Growth      AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                    AIM European Development               complex in the United States in assets under
AIM Small Cap Equity                  AIM Euroland Growth                    management, according to Strategic Insight,
AIM Capital Development               AIM Global Aggressive Growth           an independent mutual fund monitor.
AIM Constellation                     AIM International Equity                   AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends           AIM International Value(4)             the world's largest independent financial
AIM Select Equity(3)                  AIM Worldwide Spectrum                 services companies with $408 billion in
AIM Large Cap Growth                  AIM Global Trends                      assets under management as of June 30, 2001.
AIM Weingarten                        AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                 MORE CONSERVATIVE
AIM Charter
AIM Value                               SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                              MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                            AIM New Technology
AIM Advisor Flex(6)                     AIM Global Telecommunications and Technology
                                        AIM Global Infrastructure
       MORE CONSERVATIVE                AIM Global Resources
                                        AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Consumer Products and Services(7)
                                        AIM Real Estate(5)
                                        AIM Global Utilities

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS         TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                     MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government               MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       JPG-SAR-1
A I M Distributors, Inc.